POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810

   Form S-1 Registration Statements to be filed as necessary for Market Value
     Adjustment interests under certain flexible annuity contracts issued by
                    MONY Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2008.


                                                          /s/ Henri de Castries
                                                          ---------------------
                                                              Henri de Castries

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810

   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                              /s/ Denis Duverne
                                                              -----------------
                                                              Denis Duverne

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                    /s/ Mary R. (Nina) Henderson
                                                    ----------------------------
                                                    Mary R. (Nina) Henderson

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                            /s/ James F. Higgins
                                                            --------------------
                                                            James F. Higgins

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form F-1 or F-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
 Life Insurance Company of America. Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                             /s/ Scott D. Miller
                                                             -------------------
                                                             Scott D. Miller

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
    Form F-1 or F-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
    Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                            /s/ Joseph H. Moglia
                                                            --------------------
                                                            Joseph H. Moglia

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                              /s/ Peter J. Tobin
                                                              ------------------
                                                              Peter J. Tobin

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                               /s/ Bruce Calvert
                                                               -----------------
                                                               Bruce Calvert

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                      /s/ Christopher M. Condron
                                                      --------------------------
                                                      Christopher M. Condron

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                               /s/ Ezra Suleiman
                                                               -----------------
                                                               Ezra Suleiman

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                            /s/ Anthony Hamilton
                                                            --------------------
                                                            Anthony Hamilton

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                              /s/ Charlynn Goins
                                                              ------------------
                                                              Charlynn Goins

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.


                                                            /s/ Lorie A. Slutsky
                                                            --------------------
                                                            Lorie A. Slutsky

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
   Form S-1 or S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                                     /s/ Richard Dziadzio
                                                     ---------------------------
                                                     Richard Dziadzio,
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY America Variable Account A (811-05166)
                   -------------------------------------------
                                    333-72632
                                    333-92066
                                    333-91776
                                    333-59717
                                    033-20453
                                    033-14362
                                    033-20696
           Form N-4 Registration Statements to be filed as necessary.

                   MONY America Variable Account L (811-04234)
                   -------------------------------------------
                                    333-104162
                                    333-72596
                                    333-06071
                                    333-72578
                                    333-56969
                                    333-64417
                                    033-82570
                                    002-95990
                                    333-134304
           Form N-6 Registration Statements to be filed as necessary.

                   MONY America Variable Account S (811-05100)
                   -------------------------------------------
                                    033-13183
           Form N-6 Registration Statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810

   Form S-1 Registration Statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts issued by MONY
                       Life Insurance Company of America.
           Form S-1 Registration Statements to be filed as necessary.
    Form S-3 registration statement to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts issued by
                    MONY Life Insurance Company of America.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of March, 2008.


                                                  /s/ Alvin H. Fenichel
                                                  ------------------------------
                                                  Alvin H. Fenichel, Senior
                                                  Vice President and Controller